================================================================================

                                                                    CONFIDENTIAL




Presentation to:


THE SPECIAL COMMITTEE OF INDEPENDENT DIRECTORS
DISC GRAPHICS, INC.







September 5, 2002


--------------------------------------------------------------------------------
Rodman & Renshaw, Inc.                                         [GRAPHIC OMITTED]

THIS FAIRNESS ANALYSIS, AS PRESENTED TO DISC GRAPHICS, INC.'S ("DISC" OR THE "COMPANY") SPECIAL COMMITTEE (THE "SPECIAL COMMITTEE") OF THE BOARD OF DIRECTORS (THE "BOARD") ON SEPTEMBER 5, 2002, HAS BEEN PREPARED BY RODMAN & RENSHAW, INC. ("RODMAN") IN SUPPORT OF OUR OPINION AS TO THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE CONSIDERATION TO BE PAID TO THE NON-PARTICIPATING SHAREHOLDERS OF DISC BY THE COMPANY IN CONNECTION WITH THE ACQUISITION BY CERTAIN MEMBERS OF MANAGEMENT AND DIRECTORS OF THE COMPANY (THE "MANAGEMENT GROUP") OF THE REMAINING SHARES OF DISC NOT ALREADY OWNED BY THE MANAGEMENT GROUP. THIS ANALYSIS IS FOR THE CONFIDENTIAL USE OF THE SPECIAL COMMITTEE AND THE BOARD ONLY IN THEIR EVALUATION OF THE PROPOSED TRANSACTION. ANY OTHER USE OF THIS ANALYSIS OR ANY PUBLICATION OF THIS ANALYSIS WITHOUT RODMAN'S PRIOR WRITTEN CONSENT IS STRICTLY PROHIBITED, PROVIDED, HOWEVER, THAT RODMAN HEREBY CONSENTS TO THE INCLUSION OF AND REFERENCES TO THIS ANALYSIS IN ITS ENTIRETY IN THE MERGER PROXY RELATING TO THE PROPOSED TRANSACTION.

IN THE PREPARATION OF THIS ANALYSIS, RODMAN REVIEWED BUSINESS AND FINANCIAL INFORMATION OF DISC AS PROVIDED BY THE COMPANY AND DISCUSSED THIS INFORMATION WITH MANAGEMENT OF THE COMPANY. RODMAN HAS NOT INDEPENDENTLY VERIFIED THE COMPLETENESS OR ACCURACY OF ANY OF THE INFORMATION IT HAS RELIED UPON AND HAS ASSUMED THAT THE INFORMATION REFLECTS MANAGEMENT'S BEST ESTIMATES AND JUDGMENT. RODMAN HAS NOT UNDERTAKEN AN INDEPENDENT APPRAISAL OF THE ASSETS OR LIABILITIES (CONTINGENT OR OTHERWISE) OF DISC NOR HAVE WE BEEN FURNISHED WITH ANY SUCH APPRAISALS.

IN ARRIVING AT ITS CONCLUSION, RODMAN DID NOT ATTRIBUTE ANY PARTICULAR WEIGHT TO THE ANALYSES OR FACTORS IT CONSIDERED, BUT RATHER MADE QUALITATIVE JUDGMENTS AS TO THE SIGNIFICANCE AND RELEVANCY OF EACH PIECE OF ANALYSIS AND FACTOR. OUR OPINION, THIS ANALYSIS, AND ANY CONCLUSIONS DRAWN THEREFROM, DO NOT CONSTITUTE A RECOMMENDATION AS TO ANY ACTION THE SPECIAL COMMITTEE, THE BOARD OR ANY SHAREHOLDER OF DISC SHOULD TAKE IN CONNECTION WITH THE PROPOSED TRANSACTION. FURTHER, WE EXPRESS NO OPINION HEREIN AS TO THE STRUCTURE, TERMS OR EFFECT OF ANY OTHER ASPECT OF THE TRANSACTION, INCLUDING, WITHOUT LIMITATION, THE TAX CONSEQUENCES THEREOF. OUR OPINION, THIS ANALYSIS, AND ANY CONCLUSIONS DRAWN THEREFROM, ARE NECESSARILY BASED ON ECONOMIC, MARKET AND OTHER CONDITIONS AS THEY EXIST, AND THE INFORMATION MADE AVAILABLE TO US, AS OF THE DATE HEREOF.

TABLE OF CONTENTS
================================================================================


Section:
-------

I.   Executive Summary

II.  Situation Analysis

III. Valuation Analysis


Exhibits:
--------

A.   Comparable Company Analysis

B.   Comparable Transaction Analysis

C.   Projections

D.   Premiums Paid Analysis

E.   Liquidation Analysis


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

I. EXECUTIVE SUMMARY

TRANSACTION SUMMARY
================================================================================

o Rodman & Renshaw, Inc. ("Rodman") is pleased to present to the Board of Directors of Disc Graphics, Inc. ("Disc" or the "Company") an analysis of the proposed acquisition of Disc (the "Transaction") by certain members of management and directors of Disc (the "Management Group")

     - The Management Group currently owns approximately 46.7% of the outstanding shares of the Company's common stock (the "Common Shares")

o    The terms of the Transaction are:

     - The Management Group will found a new company (the "Acquiror"), to be 100% owned by the Management Group

     - The Management Group will contribute all Common Shares owned by the members of the Management Group to the Acquiror, which will then be merged into the Company

     - All Common Shares, other than those held by shareholders electing to pursue appraisal rights, will be converted to the right to receive $1.82 per share in cash, except for Common Shares owned by the Company as treasury stock, the Management Group, or the Acquiror, which shares will be cancelled


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RODMAN & RENSHAW, INC.                                                         2

COMPANY HISTORY
================================================================================

o Disc is a manufacturer and printer of specialty paperboard packaging headquartered in Hauppauge, New York

     - Primary products include video, CD and audio cassette packaging; folding cartons for software, food, pharmaceuticals and cosmetics; and posters, pressure-sensitive labels and general commercial publishing

o The Company's customers consist of software, CD-ROM and video distributors; film studios; vitamin, cosmetic and fragrance companies; publishers; and other Fortune 500 companies

o The Company was formed through the reverse merger of a printing company formerly known as Disc Graphics, Inc., a New York corporation ("Old Disc"), into RCL Capital Corp. ("RCL") on October 30, 1995

     - RCL was an acquisition vehicle with no operations, formed in August 1992 and capitalized through a public offering of units completed in November 1993

o    The closing price of the Common Shares on September 4, 2002 was $1.10


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                         3

VALUATION SUMMARY
================================================================================

o The Transaction Price represents a premium of 65.5% over the closing price of the Common Shares on September 4, 2002


                           ---------------------------
                             PREMIUM TO STOCK PRICE
                           ---------------------------
                           1 day before          65.5%
                           1 week before         66.5%
                           4 weeks before        52.9%

                           52 week high           0.6%
                           ---------------------------


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RODMAN & RENSHAW, INC.                                                         4

II.  SITUATION ANALYSIS

HISTORICAL INCOME STATEMENT COMPARISON
================================================================================

o Although the decline in year-over-year sales appears to be slowing, it has yet to be halted


($ in thousands)                                                   2001
                                   ---------------------------------------------------------------------
                                      Q1            Q2            Q3           Q4                TOTAL
                                   --------      --------      --------     --------            --------

Revenue                            $ 13,544      $ 12,779      $ 13,448     $ 12,901            $ 52,672
Cost of goods                        10,964        10,501        10,170       10,444              42,078
                                   --------      --------      --------     --------            --------
Gross profit                          2,581         2,278         3,278        2,457              10,594
SG&A                                  2,431         2,059         1,561        1,004 (a)           7,055
                                   --------      --------      --------     --------            --------
EBITDA                                  149           219         1,717        1,453               3,539
Depreciation & amortization             718           692           629          692               2,731
                                   --------      --------      --------     --------            --------
EBIT                                   (569)         (473)        1,089          761                 808

Gross margin                           19.1%         17.8%         24.4%        19.0%               20.1%
EBIT margin                             1.1%          1.7%         12.8%        11.3%                6.7%
EBITDA margin                          -4.2%         -3.7%          8.1%         5.9%                1.5%


                                                                    2002
                                   ---------------------------------------------------------------------
                                      Q1            Q2          Q3 EST.      Q4 EST.             TOTAL
                                   --------      --------      --------     --------            --------

Revenue                            $ 11,002      $ 12,106      $ 13,389     $ 12,000            $ 48,497
Cost of goods                         8,840         9,698        10,176        9,296              38,010
                                   --------      --------      --------     --------            --------
Gross profit                          2,162         2,408         3,213        2,704              10,487
SG&A                                  1,153         1,308         1,688        1,688               5,837
                                   --------      --------      --------     --------            --------
EBITDA                                1,009         1,100         1,525        1,016               4,650
Depreciation & amortization             614           660           610          610               2,494
                                   --------      --------      --------     --------            --------
EBIT                                    396           440           915          405               2,156

Gross margin                           19.7%         19.9%         24.0%        22.5%               21.6%
EBIT margin                             9.2%          9.1%         11.4%         8.5%                9.6%
EBITDA margin                           3.6%          3.6%          6.8%         3.4%                4.4%


---------------

(a) Excludes asset impairment charge of $3.6 million and loss on disposal of equipment of $0.1 million.


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RODMAN & RENSHAW, INC.                                                         6

DAILY STOCK PRICE
================================================================================

o    Disc's stock price has declined by over 60% since the beginning of 2000

   [THE FOLLOWING TABLE REPRESENTS A LINE CHART IN THE PRINTED PRESENTATION]

                               DAILY STOCK PRICE
                                (2000 - PRESENT)

   DATE              PRICE            DATE               PRICE           DATE               PRICE
   ----              -----            ----               -----           ----               -----

   1/3/2000          $3.06            3/17/2000          $4.06           6/16/2000          $3.63
   1/4/2000          $2.94            3/20/2000          $4.19           6/19/2000          $3.63
   1/5/2000          $3.00            3/21/2000          $4.00           6/21/2000          $3.50
   1/6/2000          $3.00            3/22/2000          $4.25           6/22/2000          $3.38
   1/7/2000          $3.00            3/23/2000          $4.44           6/26/2000          $3.50
  1/10/2000          $3.06            3/24/2000          $4.44           6/28/2000          $3.63
  1/11/2000          $3.00            3/27/2000          $4.38           6/29/2000          $3.25
  1/12/2000          $2.94            3/28/2000          $4.31           6/30/2000          $3.50
  1/13/2000          $2.94            3/30/2000          $4.31            7/5/2000          $3.25
  1/14/2000          $3.13            3/31/2000          $4.13            7/6/2000          $3.38
  1/18/2000          $3.88             4/3/2000          $4.03           7/11/2000          $3.25
  1/19/2000          $3.69             4/4/2000          $4.00           7/12/2000          $3.31
  1/20/2000          $3.69             4/5/2000          $4.00           7/13/2000          $3.13
  1/21/2000          $3.94             4/6/2000          $4.00           7/18/2000          $3.00
  1/24/2000          $4.00             4/7/2000          $4.00           7/19/2000          $3.25
  1/25/2000          $3.88            4/10/2000          $4.00           7/20/2000          $3.13
  1/26/2000          $3.75            4/11/2000          $4.00           7/21/2000          $3.13
  1/28/2000          $3.69            4/12/2000          $3.88           7/24/2000          $3.13
  1/31/2000          $3.50            4/13/2000          $3.75           7/25/2000          $3.06
   2/1/2000          $3.38            4/14/2000          $3.75           7/26/2000          $3.00
   2/2/2000          $3.25            4/17/2000          $3.50           7/28/2000          $2.75
   2/3/2000          $3.69            4/18/2000          $3.88           7/31/2000          $2.81
   2/4/2000          $3.63            4/19/2000          $4.00            8/1/2000          $2.72
   2/7/2000          $3.63            4/20/2000          $3.75            8/2/2000          $2.72
   2/8/2000          $3.63            4/25/2000          $3.88            8/3/2000          $2.56
   2/9/2000          $3.63            4/26/2000          $3.78            8/4/2000          $2.38
  2/10/2000          $4.13            4/27/2000          $3.75            8/7/2000          $2.38
  2/11/2000          $4.31            4/28/2000          $3.75            8/8/2000          $2.69
  2/14/2000          $4.13             5/3/2000          $3.81            8/9/2000          $2.88
  2/15/2000          $4.00             5/5/2000          $3.69           8/10/2000          $2.63
  2/16/2000          $4.28             5/8/2000          $3.88           8/11/2000          $2.50
  2/17/2000          $4.19             5/9/2000          $3.63           8/14/2000          $2.50
  2/18/2000          $4.19            5/10/2000          $3.50           8/15/2000          $2.13
  2/22/2000          $4.19            5/11/2000          $3.50           8/16/2000          $2.13
  2/23/2000          $4.00            5/15/2000          $3.44           8/18/2000          $2.13
  2/24/2000          $3.88            5/16/2000          $3.56           8/21/2000          $2.16
  2/25/2000          $3.81            5/17/2000          $3.50           8/22/2000          $2.16
  2/28/2000          $3.75            5/18/2000          $3.38           8/23/2000          $2.50
  2/29/2000          $3.81            5/19/2000          $3.25           8/24/2000          $2.77
   3/1/2000          $4.00            5/22/2000          $3.28           8/25/2000          $2.75
   3/2/2000          $3.94            5/23/2000          $3.25           8/28/2000          $2.63
   3/3/2000          $4.19            5/24/2000          $3.00           8/30/2000          $2.72
   3/6/2000          $4.55            5/25/2000          $3.03           8/31/2000          $2.38
   3/7/2000          $4.36            5/26/2000          $2.88            9/1/2000          $2.44
   3/8/2000          $4.50            5/31/2000          $2.88            9/5/2000          $2.31
   3/9/2000          $4.44             6/1/2000          $2.75            9/6/2000          $2.25
  3/10/2000          $4.13             6/2/2000          $3.25            9/7/2000          $2.50
  3/13/2000          $4.30             6/6/2000          $3.63            9/8/2000          $2.47
  3/14/2000          $4.00             6/7/2000          $3.88           9/11/2000          $2.25
  3/15/2000          $4.00             6/8/2000          $3.69           9/12/2000          $2.19
  3/16/2000          $3.88            6/14/2000          $3.63           9/13/2000          $2.25
                                      6/15/2000          $3.50           9/15/2000          $2.25



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RODMAN & RENSHAW, INC.                                                         7

                               DAILY STOCK PRICE
                            (2000 - PRESENT) (cont'd)

   DATE              PRICE           DATE               PRICE              DATE               PRICE
   ----              -----           ----               -----              ----               -----

  9/18/2000          $2.25          12/15/2000          $1.31               4/2/2001          $0.94
  9/19/2000          $2.56          12/18/2000          $1.16               4/5/2001          $0.81
  9/20/2000          $2.44          12/19/2000          $1.06              4/11/2001          $1.00
  9/25/2000          $2.44          12/20/2000          $1.00              4/12/2001          $1.00
  9/26/2000          $2.56          12/21/2000          $1.13              4/16/2001          $0.83
  9/27/2000          $2.25          12/22/2000          $0.94              4/17/2001          $0.86
  9/28/2000          $2.25          12/26/2000          $1.16              4/18/2001          $0.85
  10/2/2000          $2.25          12/27/2000          $1.25              4/19/2001          $0.81
  10/3/2000          $2.25          12/28/2000          $1.22              4/20/2001          $0.90
  10/4/2000          $2.69          12/29/2000          $1.44              4/23/2001          $0.95
  10/5/2000          $2.75            1/2/2001          $1.19              4/24/2001          $0.88
  10/6/2000          $2.69            1/3/2001          $1.50              4/25/2001          $0.95
  10/9/2000          $2.44            1/5/2001          $1.50              4/26/2001          $0.97
 10/10/2000          $2.31            1/8/2001          $1.50              4/27/2001          $1.04
 10/11/2000          $2.25            1/9/2001          $1.56              4/30/2001          $1.05
 10/12/2000          $2.19           1/10/2001          $1.44               5/1/2001          $1.16
 10/13/2000          $1.88           1/11/2001          $1.38               5/2/2001          $1.10
 10/17/2000          $1.75           1/12/2001          $1.50               5/3/2001          $1.18
 10/18/2000          $2.06           1/16/2001          $1.44               5/4/2001          $1.01
 10/20/2000          $2.00           1/17/2001          $1.44               5/7/2001          $1.05
 10/23/2000          $1.81           1/18/2001          $1.56               5/8/2001          $1.05
 10/24/2000          $1.75           1/19/2001          $1.50               5/9/2001          $1.05
 10/25/2000          $1.75           1/22/2001          $1.63              5/10/2001          $1.04
 10/26/2000          $1.75           1/23/2001          $1.81              5/11/2001          $1.16
 10/27/2000          $1.75           1/24/2001          $2.13              5/14/2001          $1.16
 10/30/2000          $1.75           1/26/2001          $2.25              5/16/2001          $1.05
  11/1/2000          $1.75           1/29/2001          $2.25              5/18/2001          $1.16
  11/2/2000          $1.75            2/1/2001          $2.00              5/21/2001          $1.10
  11/6/2000          $1.88            2/2/2001          $1.88              5/22/2001          $1.05
  11/8/2000          $2.00            2/5/2001          $1.69              5/24/2001          $1.05
  11/9/2000          $1.81            2/6/2001          $1.63              5/31/2001          $1.01
 11/10/2000          $1.88            2/8/2001          $1.50               6/1/2001          $1.02
 11/13/2000          $1.75           2/12/2001          $1.38               6/4/2001          $1.01
 11/14/2000          $1.75           2/14/2001          $1.25               6/5/2001          $1.02
 11/16/2000          $1.56           2/16/2001          $1.25               6/6/2001          $1.02
 11/20/2000          $1.63           2/20/2001          $1.38               6/7/2001          $1.02
 11/21/2000          $1.63           2/22/2001          $1.44               6/8/2001          $1.01
 11/22/2000          $1.44           2/23/2001          $1.38              6/11/2001          $1.01
 11/27/2000          $1.56           2/26/2001          $1.25              6/12/2001          $1.02
 11/28/2000          $1.50           2/27/2001          $1.38              6/15/2001          $1.02
 11/29/2000          $1.38            3/1/2001          $1.38              6/22/2001          $1.00
 11/30/2000          $1.50            3/2/2001          $1.36              6/25/2001          $0.95
  12/1/2000          $1.47            3/5/2001          $1.19              6/26/2001          $0.90
  12/4/2000          $1.31            3/6/2001          $1.19              6/27/2001          $0.90
  12/5/2000          $1.00            3/8/2001          $1.25               7/2/2001          $0.88
  12/6/2000          $1.00            3/9/2001          $1.25               7/3/2001          $0.80
  12/7/2000          $1.00           3/15/2001          $1.25               7/6/2001          $0.78
  12/8/2000          $1.00           3/16/2001          $1.25               7/9/2001          $0.65
 12/11/2000          $1.00           3/19/2001          $1.31              7/10/2001          $0.79
 12/12/2000          $1.44           3/27/2001          $1.13              7/12/2001          $0.80
 12/13/2000          $1.50           3/28/2001          $1.13              7/13/2001          $0.66
 12/14/2000          $1.38           3/29/2001          $1.06              7/16/2001          $0.70



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                         7

                               DAILY STOCK PRICE
                            (2000 - PRESENT) (cont'd)

   DATE              PRICE          DATE               PRICE               DATE               PRICE
   ----              -----          ----               -----               ----               -----

  7/17/2001          $0.75          11/30/2001          $1.16              3/11/2002          $1.73
  7/18/2001          $0.70           12/3/2001          $1.12              3/12/2002          $1.37
  7/20/2001          $0.65           12/4/2001          $1.12              3/13/2002          $1.81
  7/23/2001          $0.72           12/5/2001          $1.12              3/14/2002          $1.81
  7/24/2001          $0.70           12/6/2001          $1.17              3/15/2002          $1.52
  7/25/2001          $0.70           12/7/2001          $1.18              3/18/2002          $1.57
  7/26/2001          $0.70          12/10/2001          $1.13              3/19/2002          $1.57
  7/27/2001          $0.72          12/11/2001          $1.13              3/21/2002          $1.57
  7/31/2001          $0.75          12/12/2001          $1.10              3/22/2002          $1.70
   8/1/2001          $0.80          12/13/2001          $1.21              3/25/2002          $1.70
   8/2/2001          $0.90          12/14/2001          $1.25              3/28/2002          $1.79
   8/6/2001          $0.90          12/17/2001          $1.11               4/1/2002          $1.80
   8/7/2001          $0.92          12/18/2001          $1.01               4/5/2002          $1.67
   8/8/2001          $0.92          12/19/2001          $1.00               4/8/2002          $1.67
  8/15/2001          $0.74          12/20/2001          $1.03               4/9/2002          $1.55
  8/16/2001          $0.74          12/21/2001          $1.09              4/10/2002          $1.50
  8/23/2001          $0.80          12/26/2001          $1.03              4/11/2002          $1.50
  8/24/2001          $0.80          12/27/2001          $1.14              4/12/2002          $1.50
  8/27/2001          $0.74          12/28/2001          $1.10              4/15/2002          $1.55
  8/28/2001          $0.80          12/31/2001          $1.17              4/16/2002          $1.50
  8/30/2001          $0.79            1/2/2002          $1.35              4/23/2002          $1.45
   9/5/2001          $0.78            1/3/2002          $1.30              4/24/2002          $1.52
   9/6/2001          $0.80            1/4/2002          $1.30              4/29/2002          $1.55
   9/7/2001          $0.80            1/7/2002          $1.20              4/30/2002          $1.55
  9/17/2001          $0.72           1/16/2002          $1.20               5/2/2002          $1.50
  9/18/2001          $0.72           1/17/2002          $1.20               5/3/2002          $1.50
  9/19/2001          $0.90           1/22/2002          $1.15               5/6/2002          $1.53
  9/21/2001          $0.91           1/23/2002          $1.10               5/8/2002          $1.53
  9/25/2001          $0.81           1/24/2002          $1.10              5/13/2002          $1.40
  9/27/2001          $0.85           1/25/2002          $1.04              5/14/2002          $1.35
  10/1/2001          $0.81           1/28/2002          $1.08              5/15/2002          $1.35
  10/2/2001          $0.85           1/29/2002          $1.08              5/16/2002          $1.35
  10/4/2001          $0.81           1/30/2002          $1.09              5/20/2002          $1.35
  10/9/2001          $0.81           1/31/2002          $1.09              5/21/2002          $1.35
 10/11/2001          $0.85            2/1/2002          $1.22              5/24/2002          $1.27
 10/12/2001          $0.86            2/4/2002          $1.29              5/31/2002          $1.40
 10/19/2001          $0.81            2/5/2002          $1.22               6/4/2002          $1.35
 10/22/2001          $1.01            2/6/2002          $1.25               6/5/2002          $1.35
 10/24/2001          $0.85            2/7/2002          $1.25              6/10/2002          $1.32
 10/30/2001          $0.85           2/11/2002          $1.22              6/11/2002          $1.26
  11/5/2001          $0.80           2/14/2002          $1.22              6/13/2002          $1.26
  11/7/2001          $1.01           2/15/2002          $1.22              6/14/2002          $1.35
  11/8/2001          $1.00           2/20/2002          $1.25              6/17/2002          $1.28
 11/12/2001          $1.05           2/22/2002          $1.25              6/19/2002          $1.35
 11/13/2001          $1.12           2/25/2002          $1.26              6/25/2002          $1.43
 11/14/2001          $1.13           2/27/2002          $1.20              6/27/2002          $1.34
 11/15/2001          $1.18           2/28/2002          $1.25              6/28/2002          $1.35
 11/19/2001          $1.35            3/1/2002          $1.27              7/10/2002          $1.34
 11/20/2001          $1.16            3/4/2002          $1.47              7/11/2002          $1.34
 11/23/2001          $1.16            3/5/2002          $1.40              7/17/2002          $1.34
 11/27/2001          $1.18            3/7/2002          $1.49              7/18/2002          $1.26
 11/29/2001          $1.25            3/8/2002          $1.49              7/22/2002          $1.26



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                         7

                               DAILY STOCK PRICE
                            (2000 - PRESENT) (cont'd)

   DATE              PRICE
   ----              -----

  7/24/2002          $1.06
  7/26/2002          $1.00
  7/30/2002          $1.10
  7/31/2002          $1.15
   8/2/2002          $1.10
   8/8/2002          $1.19
   8/9/2002          $1.20
  8/14/2002          $1.05
  8/16/2002          $1.25
  8/19/2002          $1.10
  8/22/2002          $1.15
  8/29/2002          $1.10
  8/30/2002          $1.10
   9/3/2002          $1.10


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                         7

AVERAGE DAILY VOLUME
================================================================================

o Disc's average daily volume for the past 30 days has been under 1,000 shares and the stock has not traded on 16 of those days


   [THE FOLLOWING TABLE REPRESENTS A LINE CHART IN THE PRINTED PRESENTATION]

                          30-DAY AVERAGE DAILY VOLUME
                               (9/5/01 - 9/4/02)

   DATE                            VOLUME
   ----                            ------

  9/5/2001               5,423                5,200
  9/6/2001               6,893               49,000
  9/7/2001               6,910                1,100
 9/10/2001               6,907                    0
 9/17/2001               6,967                1,800
 9/18/2001               6,923                  400
 9/19/2001               9,223               69,400
 9/20/2001               8,847                    0
 9/21/2001               9,350               15,100
 9/24/2001               9,297                    0
 9/25/2001               9,440                4,500
 9/26/2001               9,427                    0
 9/27/2001               9,440                  400
 9/28/2001               9,440                    0
 10/1/2001               9,443                  100
 10/2/2001               9,460                  500
 10/3/2001               9,280                    0
 10/4/2001               9,280                1,000
 10/5/2001               9,280                    0
 10/8/2001               9,280                    0
 10/9/2001               9,290                  300
10/10/2001               9,290                    0
10/11/2001               9,390                3,600
10/12/2001               9,387                  900
10/15/2001               8,993                    0
10/16/2001               8,957                    0
10/17/2001               8,957                    0
10/18/2001               5,110                    0
10/19/2001               5,113                  100
10/22/2001               5,120                  200
10/23/2001               4,947                    0
10/24/2001               3,330                  500
10/25/2001               3,293                    0
10/26/2001               3,293                    0
10/29/2001               3,233                    0
10/30/2001               3,287                2,000
10/31/2001                 973                    0
 11/1/2001                 973                    0
 11/2/2001                 470                    0
 11/5/2001                 703                7,000
 11/6/2001                 553                    0
 11/7/2001                 933               11,400
 11/8/2001                 987                2,000
 11/9/2001                 987                    0
11/12/2001                 987                  100
11/13/2001               1,133                4,900
11/14/2001               1,207                2,200
11/15/2001               1,503                9,900
11/16/2001               1,503                    0
11/19/2001               1,880               11,300
11/20/2001               1,880                  300
11/21/2001               1,880                    0
11/23/2001               1,827                2,000
11/26/2001               1,797                    0
11/27/2001               1,820                  700
11/28/2001               1,820                    0
11/29/2001               1,823                  100
11/30/2001               1,863                1,200
 12/3/2001               1,893                1,000
 12/4/2001               1,927                1,200
 12/5/2001               1,977                1,500
 12/6/2001               2,050                2,700
 12/7/2001               2,953               27,100
12/10/2001               3,343               11,700
12/11/2001               3,410                2,000
12/12/2001               3,490                4,400
12/13/2001               3,573                2,500
12/14/2001               3,800                6,800
12/17/2001               3,853                1,600
12/18/2001               4,233               18,400
12/19/2001               4,243                  300
12/20/2001               3,963                3,000
12/21/2001               4,093                5,900
12/24/2001               4,093                    0
12/26/2001               4,197                3,200
12/27/2001               4,170                4,100
12/28/2001               4,170                2,200
12/31/2001               4,093                7,600
  1/2/2002               4,353                7,800
  1/3/2002               4,263                8,600
  1/4/2002               4,370                3,500
  1/7/2002               4,410                1,200
  1/8/2002               4,343                    0
  1/9/2002               4,343                    0
 1/10/2002               4,320                    0
 1/11/2002               4,320                    0
 1/14/2002               4,317                    0
 1/15/2002               4,277                    0
 1/16/2002               4,463                6,600
 1/17/2002               4,673                7,500
 1/18/2002               4,623                    0
 1/22/2002               4,997               13,900
 1/23/2002               4,177                2,500
 1/24/2002               3,820                1,000
 1/25/2002               3,763                  300
 1/28/2002               3,633                  500
 1/29/2002               3,653                3,100
 1/30/2002               3,513                2,600
 1/31/2002               3,520                1,800
  2/1/2002               5,860               88,600
  2/4/2002               6,420               17,100
  2/5/2002               6,353                1,000
  2/6/2002               6,747               17,700
  2/7/2002               7,513               23,000
  2/8/2002               7,407                    0
 2/11/2002               7,287                  500
 2/12/2002               7,213                    0
 2/13/2002               6,960                    0
 2/14/2002               6,723                  700
 2/15/2002               6,457                  600
 2/19/2002               6,340                    0
 2/20/2002               6,307                  200
 2/21/2002               6,307                    0
 2/22/2002               6,360                1,600
 2/25/2002               6,367                  200
 2/26/2002               6,367                    0
 2/27/2002               6,377                  300
 2/28/2002               6,393                  500
  3/1/2002               6,230                1,700
  3/4/2002               6,073                2,800
  3/5/2002               6,150                2,300
  3/6/2002               5,687                    0
  3/7/2002               5,620                  500
  3/8/2002               5,703                3,500
 3/11/2002               6,097               12,100
 3/12/2002               6,090                  300
 3/13/2002               6,043                1,700
 3/14/2002               6,020                1,900
 3/15/2002               6,003                1,300
 3/18/2002               3,057                  200
 3/19/2002               2,503                  500
 3/20/2002               2,470                    0
 3/21/2002               1,947                2,000
 3/22/2002               1,187                  200
 3/25/2002               1,203                  500
 3/26/2002               1,187                    0
 3/27/2002               1,187                    0
 3/28/2002               1,333                4,400
  4/1/2002               1,317                  200
  4/2/2002               1,297                    0
  4/3/2002               1,297                    0
  4/4/2002               1,290                    0
  4/5/2002               1,297                  200
  4/8/2002               1,250                  200
  4/9/2002               1,417                5,200
 4/10/2002               1,883               14,000
 4/11/2002               1,943                2,100
 4/12/2002               2,123                5,900
 4/15/2002               2,143                2,300
 4/16/2002               2,683               19,000
 4/17/2002               2,607                    0
 4/18/2002               2,607                    0
 4/19/2002               2,590                    0
 4/22/2002               2,473                    0
 4/23/2002               2,073                  100
 4/24/2002               2,090                  800
 4/25/2002               2,033                    0
 4/26/2002               1,970                    0
 4/29/2002               1,993                2,000
 4/30/2002               2,197                6,300
  5/1/2002               2,180                    0
  5/2/2002               2,230                1,500
  5/3/2002               2,213                1,500
  5/6/2002               2,213                  200
  5/7/2002               2,197                    0
  5/8/2002               2,200                  100
  5/9/2002               2,200                    0
 5/10/2002               2,053                    0
 5/13/2002               2,320                8,200
 5/14/2002               2,387                2,000
 5/15/2002               2,400                  400
 5/16/2002               2,460                1,800
 5/17/2002               2,453                    0
 5/20/2002               2,480                1,000
 5/21/2002               2,373                2,000
 5/22/2002               1,907                    0
 5/23/2002               1,837                    0
 5/24/2002               1,660                  600
 5/28/2002               1,583                    0
 5/29/2002                 950                    0
 5/30/2002                 950                    0
 5/31/2002               1,013                1,900
  6/3/2002               1,013                    0
  6/4/2002               1,030                  500
  6/5/2002               1,060                1,000
  6/6/2002               1,033                    0
  6/7/2002               1,033                    0
 6/10/2002               1,143                3,300
 6/11/2002               1,143                2,000
 6/12/2002                 933                    0
 6/13/2002                 953                  600
 6/14/2002                 907                  100
 6/17/2002                 920                1,900
 6/18/2002                 913                    0
 6/19/2002                 940                  800
 6/20/2002                 937                    0
 6/21/2002                 937                    0
 6/24/2002                 937                    0
 6/25/2002                 677                  400
 6/26/2002                 610                    0
 6/27/2002                 763                5,000
 6/28/2002                 853                4,500
  7/1/2002                 853                    0
  7/2/2002                 820                    0
  7/3/2002                 753                    0
  7/5/2002                 753                    0
  7/8/2002                 753                    0
  7/9/2002                 733                    0
 7/10/2002                 737                  100
 7/11/2002                 743                  200
 7/12/2002                 743                    0
 7/15/2002                 680                    0
 7/16/2002                 680                    0
 7/17/2002                 667                  100
 7/18/2002                 657                  700
 7/19/2002                 657                    0
 7/22/2002                 667                  300
 7/23/2002                 557                    0
 7/24/2002                 500                  300
 7/25/2002                 500                    0
 7/26/2002                 563                2,500
 7/29/2002                 560                    0
 7/30/2002                 647                4,500
 7/31/2002                 727                2,400
  8/1/2002                 700                    0
  8/2/2002                 717                  500
  8/5/2002                 717                    0
  8/6/2002                 717                    0
  8/7/2002                 703                    0
  8/8/2002                 743                1,200
  8/9/2002                 660                2,500
 8/12/2002                 510                    0
 8/13/2002                 510                    0
 8/14/2002                 590                2,400
 8/15/2002                 590                    0
 8/16/2002                 757                5,000
 8/19/2002                 763                  200
 8/20/2002                 763                    0
 8/21/2002                 760                    0
 8/22/2002                 787                1,000
 8/23/2002                 787                    0
 8/26/2002                 787                    0
 8/27/2002                 787                    0
 8/28/2002                 783                    0
 8/29/2002                 763                  100
 8/30/2002                 863                3,000
  9/3/2002                 853                    0
  9/4/2002                 880                  800


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                         8

III. VALUATION ANALYSIS

VALUATION ISSUES
================================================================================

o The Company has been suffering through a depressed operating environment evidenced by a decline in revenue from a peak in 1999

     - The Company's revenue has declined on a year-over-year basis in each of the past eight quarters

     - The Company purchased in excess of $15 million of capital equipment in 1999 and 2000; a substantial portion of this equipment is idle today due to lack of demand for the Company's products

     - The Company acquired the assets of Contemporary Color Graphics, Inc. (the "CCG Acquisition") in 1999

          - In the fourth quarter of 2001, the Company recorded a $3.6 million charge related to the impairment of these assets as the decision was made to abandon this business

     - Additionally, the Company decided to close its Indiana facility in the second quarter of 2001

o The Company's Common Shares suffer from illiquidity and a lack of visibility in the investment community

     - The average daily trading volume for the past three months has been 741 shares

     -    The Company has no current research analyst coverage

o    Litigation resulting from CCG Acquisition


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                        10

COMPARABLE COMPANY ANALYSIS
================================================================================

o Disc currently trades at 3.1 times LTM EBITDA, a significant discount to its peer group

     - Adjusted for the Transaction, Disc would be acquired for 4.1 times LTM EBITDA

o    The comparable  company universe  consists of eight  independent  packaging
     companies,   including   a  number  of  plastic  and   flexible   packaging
     manufacturers

     - Most of the companies are significantly larger than Disc both in terms of sales and market capitalization

o In terms of size and products, the most similar company is Gibraltar Packaging Group, Inc. ("Gibraltar")

     - Gibraltar currently trades at 4.2 times LTM EBITDA, the lowest multiple of any of the comparable companies


---------------------------------------------------------------------------------------------------------------------
                                                    COMPARABLE COMPANY ANALYSIS
---------------------------------------------------------------------------------------------------------------------
                                    MULTIPLE                                        IMPLIED STOCK PRICE
               ---------------------------------------------------   ------------------------------------------------
                     LOW            AVERAGE            HIGH                LOW            AVERAGE           HIGH
               ---------------------------------------------------   ------------------------------------------------
Revenue              0.4x             0.8x             1.5x              $ 1.82           $  5.28          $ 10.92
EBIT                 6.3x            13.5x            22.5x              $ 0.99           $  4.48          $  8.85
EBITDA               4.2x             6.2x             9.9x              $ 1.90           $  3.81          $  7.41
Book value           0.7x             1.7x             4.0x              $ 1.06           $  2.65          $  6.31
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                        11

COMPARABLE TRANSACTION ANALYSIS
================================================================================

o Rodman identified 11 transactions involving the acquisition of a packaging business since the beginning of 1998

o The most comparable transactions are the acquisition of IMPAC Group by Westvaco and of Shorewood Packaging by International Paper

     - Both targets in these transactions were significantly larger than the Company


----------------------------------------------------------------------------------------------------------------------
                                                      COMPARABLE TRANSACTION ANALYSIS
----------------------------------------------------------------------------------------------------------------------
                                     MULTIPLE                                          IMPLIED STOCK PRICE
                ---------------------------------------------------     ----------------------------------------------
                      LOW            AVERAGE            HIGH                  LOW            AVERAGE           HIGH
                ---------------------------------------------------     ----------------------------------------------
Revenue                0.5x             1.2x             2.2x                $ 2.35          $  8.65          $ 17.86
EBIT                  12.1x            14.3x            16.1x                $ 3.80          $  4.89          $  5.76
EBITDA                 7.5x             9.5x            10.7x                $ 5.06          $  6.99          $  8.16


                                   PREMIUM PAID                                        IMPLIED STOCK PRICE
                ---------------------------------------------------     ----------------------------------------------
                      LOW            AVERAGE            HIGH                  LOW            AVERAGE           HIGH
                ---------------------------------------------------     ----------------------------------------------
1 day before           0.0%            37.7%           112.7%                $ 1.10          $  1.51          $  2.34
1 week before         -6.2%            48.2%           155.2%                $ 1.03          $  1.63          $  2.81
4 weeks before         0.0%            82.0%           213.4%                $ 1.19          $  2.17          $  3.73
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                        12

DISCOUNTED CASH FLOW ANALYSIS
================================================================================

o Rodman reviewed two sets of projections: a management case and a more optimistic goal case

o Rodman has assumed a range of equity premiums from 10% to 20% and EBITDA exit multiples of 4 times to 6 times


----------------------------------------------------------------------------------------------------------------------
                                                    DISCOUNTED CASH FLOW
----------------------------------------------------------------------------------------------------------------------
                                                                EBITDA MULTIPLE
                          --------------------------------------------------------------------------------------------
                                      MANAGEMENT CASE                                               GOAL CASE
     EQUITY               -------------------------------------------   ----------------------------------------------
     PREMIUM                   4.0x         5.0x         6.0x                  4.0x            5.0x             6.0x
------------------        -------------------------------------------   ----------------------------------------------
      10.0%                   $ 0.90       $ 1.42       $ 1.95                $ 2.64          $ 3.47           $ 4.31
      15.0%                   $ 0.77       $ 1.27       $ 1.77                $ 2.43          $ 3.22           $ 4.02
      20.0%                   $ 0.65       $ 1.12       $ 1.60                $ 2.23          $ 2.99           $ 3.74
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                        13

PREMIUMS PAID ANALYSIS
================================================================================

o Rodman reviewed transactions where the acquiror of a public company owned between 40% and 90% of the outstanding common stock prior to the announcement of a transaction

o    Rodman analyzed 73 such transaction announced since the beginning of 2000

     - These transactions were across a variety of industries and targets' market capitalizations ranged from under $2 million to over $30 billion


---------------------------------------------------------------------
                          PREMIUMS PAID
---------------------------------------------------------------------
                                                         IMPLIED
                                        AVERAGE           PRICE
                                   ----------------------------------
1 day before                             39.9%           $ 1.54
1 week before                            41.1%           $ 1.55
4 weeks before                           41.5%           $ 1.68
52 week high                            -21.8%           $ 1.42
---------------------------------------------------------------------


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                        14

LIQUIDATION ANALYSIS
================================================================================

o Rodman reviewed the Company's balance sheet with respect to a possible liquidation

     - Based on Rodman's assumptions, we determined a liquidation of the Company's assets would not generate sufficient proceeds to cover the Company's liabilities, resulting in no recovery for the Company's shareholders


---------------------------------------------------------------------
                             LIQUIDATION
---------------------------------------------------------------------
Equity value                                                $ 10,043
Estimated liquidation value                                 $ (4,391)
                                                            ---------
Premium over liquidation                                    $ 14,434
---------------------------------------------------------------------


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                        15

CONCLUSION
================================================================================

COMPARABLE COMPANY (SEE EXHIBIT A)

o Disc is trading at a substantial discount to its universe of comparable companies

     - The negative recent history for Disc is reflected in the Company's public market valuation

COMPARABLE TRANSACTION (SEE EXHIBIT B)

o    The average  premium over the last trade one week before  announcement  was
     48.2%

DISCOUNTED CASH FLOW (SEE EXHIBIT C)

o The discounted cash flow analysis based on management's projections yields a range of stock prices from $0.65 to $1.95

     - The goal case projections result in stock prices ranging from $2.24 to $4.31


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                        16

CONCLUSION
================================================================================

PREMIUMS PAID (SEE EXHIBIT D)

o The 73 transactions reflect an average premium of 41.1% over the stock price from one week prior to the announcement of the transaction

     - The Transaction Price represents a premium of 65.5% over the closing price of the Company's Common Stock one week ago

o The 73 transactions reflect an average discount of 21.8% from the target's 52-week high

     - The Transaction Price represents a premium of 0.6% over the Company's 52-week high

LIQUIDATION ANALYSIS (SEE EXHIBIT E)

o The Transaction Price represents a substantial premium to book value per share and Rodman's estimate of liquidation value per share

CONCLUSION

o Based on the foregoing analysis, it is our conclusion that the Transaction Price of $1.82 per share is fair, from a financial point of view


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.                                                        17

EXHIBIT A
COMPARABLE COMPANY ANALYSIS

COMPARABLE COMPANY ANALYSIS
================================================================================

OPERATING STATISTICS
(data in thousands)

                                                                LATEST TWELVE MONTHS
                                                                       -------------------------------------
                                             FISCAL    FINANCIAL            NET               GROSS
COMPANY                           TICKER    YEAR END   DATA AS OF      REVENUES (a)          PROFIT
------------------------------------------------------------------------------------------------------------

Disc Graphics, Inc. - Actual       DSGR       12/31     06/30/02          $   49,457            $ 10,305

Disc Graphics, Inc. - Adjusted     DSGR       12/31     06/30/02              49,457              10,305

AEP Industries, Inc.               AEPI       10/31     04/30/02             628,218             124,608 (e)

Bemis Company, Inc.                 BMS       12/31     06/30/02           2,271,591             498,415

Caraustar Industries, Inc.         CSAR       12/31     06/30/02             906,222             230,390

Chesapeake Corporation              CSK       12/30     06/30/02             776,900             151,400

Gibraltar Packaging Group, Inc.    PACK       06/30     03/31/02              61,817              11,993

Graphic Packaging Int'l Corp.       GPK       12/31     06/30/02           1,068,480             136,954

Packaging Dynamics Corp.           PKDY       12/31     06/30/02             243,945              30,309

Rock-Tenn Company                   RKT       09/30     06/30/02           1,427,816             306,653

--------------------------------------------------------------------------------------------------------------
Averages (o):
--------------------------------------------------------------------------------------------------------------


------------------------------------
(a)  Revenues exclude interest, investment income.
(b)  Earnings before interest and taxes.
(c)  EBIT plus depreciation and amortization.
(d) Excludes asset impairment charge of $3.6 million and loss on disposal of equipment of $0.1 million.
(e)  Excludes restructuring charge of $2.0 million.
(f) Excludes restructuring charge of $2.0 million and gain on sale of interest in subsidiary of $6.8 million
(g)  Excludes restructuring and other nonrecurring costs of $1.0 million.
(h)  Excludes restructuring/special charges of $17.2 million.
(i) Excludes restructuring/special charges of $17.2 million and gain on disposal of discontinued operations of $9.5 million, net of taxes.
(j)  Excludes extraordinary item of $0.2 million, net of taxes.
(k)  Excludes asset impairment and restructuring charges of $5.9 million.
(l) Excludes asset impairment and restructuring charges of $5.9 million, goodwill impairment of $180.0 million and loss on extinguishment of debt of $9.6 million.
(m)  Excludes plant closing and other one-time costs of $19.0 million.
(n) Excludes plant closing and other one-time costs of $19.0 million and cumulative loss from accounting change of $5.8 million.
(o)  Excludes Disc Graphics, Inc.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

COMPARABLE COMPANY ANALYSIS
================================================================================

OPERATING STATISTICS (cont'd)
(data in thousands)

                                                                  LATEST TWELVE MONTHS
                                  --------------------------------------------------------------------------
                                   GROSS                         EBIT                           EBITDA
COMPANY                           MARGIN     EBIT (b)           MARGIN     EBITDA (c)           MARGIN
---------------------------------------------------------------------------------------------------------

Disc Graphics, Inc. - Actual          20.8%     $  2,685 (d)         5.4%      $  5,280 (d)         10.7%

Disc Graphics, Inc. - Adjusted        20.8%        2,685 (d)         5.4%         5,280 (d)         10.7%

AEP Industries, Inc.                  19.8%       24,927 (e)         4.0%        53,329 (e)          8.5%

Bemis Company, Inc.                   21.9%      271,331            11.9%       390,761             17.2%

Caraustar Industries, Inc.            25.4%       31,988 (g)         3.5%        95,196 (g)         10.5%

Chesapeake Corporation                19.5%       54,300 (h)         7.0%       118,900 (h)         15.3%

Gibraltar Packaging Group, Inc.       19.4%        4,256             6.9%         6,479             10.5%

Graphic Packaging Int'l Corp.         12.8%       63,965 (k)         6.0%       133,845 (k)         12.5%

Packaging Dynamics Corp.              12.4%       14,503             5.9%        23,169              9.5%

Rock-Tenn Company                     21.5%      111,250 (m)         7.8%       185,151 (m)         13.0%

---------------------------------------------------------------------------------------------------------
Averages (o):                         19.1%                          6.6%                           12.1%
---------------------------------------------------------------------------------------------------------


------------------------------------
(a)  Revenues exclude interest, investment income.
(b)  Earnings before interest and taxes.
(c)  EBIT plus depreciation and amortization.
(d) Excludes asset impairment charge of $3.6 million and loss on disposal of equipment of $0.1 million.
(e)  Excludes restructuring charge of $2.0 million.
(f) Excludes restructuring charge of $2.0 million and gain on sale of interest in subsidiary of $6.8 million
(g)  Excludes restructuring and other nonrecurring costs of $1.0 million.
(h)  Excludes restructuring/special charges of $17.2 million.
(i) Excludes restructuring/special charges of $17.2 million and gain on disposal of discontinued operations of $9.5 million, net of taxes.
(j)  Excludes extraordinary item of $0.2 million, net of taxes.
(k)  Excludes asset impairment and restructuring charges of $5.9 million.
(l) Excludes asset impairment and restructuring charges of $5.9 million, goodwill impairment of $180.0 million and loss on extinguishment of debt of $9.6 million.
(m)  Excludes plant closing and other one-time costs of $19.0 million.
(n) Excludes plant closing and other one-time costs of $19.0 million and cumulative loss from accounting change of $5.8 million.
(o)  Excludes Disc Graphics, Inc.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

COMPARABLE COMPANY ANALYSIS
================================================================================

OPERATING STATISTICS (cont'd)
(data in thousands)

                                            LATEST TWELVE MONTHS
                                         ----------------------------
                                          NET                NET
COMPANY                                  INCOME            MARGIN
---------------------------------------------------------------------

Disc Graphics, Inc. - Actual               $    959 (d)         1.9%

Disc Graphics, Inc. - Adjusted                  959 (d)         1.9%

AEP Industries, Inc.                          2,906 (f)         0.5%

Bemis Company, Inc.                         154,035             6.8%

Caraustar Industries, Inc.                   (3,657)(g)           NM

Chesapeake Corporation                       19,589 (i)         2.5%

Gibraltar Packaging Group, Inc.               3,303 (j)         5.3%

Graphic Packaging Int'l Corp.                   966 (l)         0.1%

Packaging Dynamics Corp.                      3,284             1.3%

Rock-Tenn Company                            56,247 (n)         3.9%

---------------------------------------------------------------------
Averages (o):                                                   2.9%
---------------------------------------------------------------------


------------------------------------
(a)  Revenues exclude interest, investment income.
(b)  Earnings before interest and taxes.
(c)  EBIT plus depreciation and amortization.
(d) Excludes asset impairment charge of $3.6 million and loss on disposal of equipment of $0.1 million.
(e)  Excludes restructuring charge of $2.0 million.
(f) Excludes restructuring charge of $2.0 million and gain on sale of interest in subsidiary of $6.8 million
(g)  Excludes restructuring and other nonrecurring costs of $1.0 million.
(h)  Excludes restructuring/special charges of $17.2 million.
(i) Excludes restructuring/special charges of $17.2 million and gain on disposal of discontinued operations of $9.5 million, net of taxes.
(j)  Excludes extraordinary item of $0.2 million, net of taxes.
(k)  Excludes asset impairment and restructuring charges of $5.9 million.
(l) Excludes asset impairment and restructuring charges of $5.9 million, goodwill impairment of $180.0 million and loss on extinguishment of debt of $9.6 million.
(m)  Excludes plant closing and other one-time costs of $19.0 million.
(n) Excludes plant closing and other one-time costs of $19.0 million and cumulative loss from accounting change of $5.8 million.
(o)  Excludes Disc Graphics, Inc.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

COMPARABLE COMPANY ANALYSIS
================================================================================

MARKET AND BOOK VALUE STATISTICS
(data in thousands, except per share amounts)

                                                                 MARKET VALUE DATA
                                 -----------------------------------------------------------------
                                            52-WEEK
                                 -------------------------  PRICE @    TOT. SHARES        MARKET
COMPANY                                 HIGH       LOW      09/4/02     OUT. (a)         VALUE (b)
--------------------------------------------------------------------------------------------------

Disc Graphics, Inc. - Actual            $ 1.81    $ 0.72     $ 1.10        5,518       $    6,070

Disc Graphics, Inc. - Adjusted            1.81      0.72       1.82        5,518           10,043

AEP Industries, Inc.                     37.70     19.44      35.68        7,866          280,652

Bemis Company, Inc.                      58.24     35.85      52.82       52,942        2,796,380

Caraustar Industries, Inc.               13.99      6.06      10.51       27,858          292,785

Chesapeake Corporation                   30.80     19.05      20.65       15,160          313,047

Gibraltar Packaging Group, Inc.           1.62      1.15       1.57        5,042            7,915

Graphic Packaging Int'l Corp.             9.25      3.45       8.45       32,517          274,773

Packaging Dynamics Corp.                  7.50      6.07       6.53        9,438           61,628

Rock Tenn Company                        23.81      8.70      16.50       34,300          565,944

--------------------------------------------------------------------------------------------------
Averages (g):
--------------------------------------------------------------------------------------------------


------------------------------------
(a)  Total shares outstanding as of latest SEC filing.
(b)  Market value equals current stock price times total shares outstanding.
(c) Total debt equals long-term debt (including capitalized leases), current maturities and other short-term borrowings.
(d)  Includes cash, restricted cash and short-term, marketable securities.
(e) Total market capitalization (enterprise value) equals market value plus total debt plus preferred stock and minority interest less cash.
(f)  Total debt plus total common equity at book value.
(h) Excludes Disc Graphics, Inc.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

COMPARABLE COMPANY ANALYSIS
================================================================================

MARKET AND BOOK VALUE STATISTICS (cont'd)
(data in thousands, except per share amounts)


                                           MARKET CAPITALIZATION DATA
                                 -----------------------------------------------
                                    TOTAL          CASH AND      TOTAL MARKET
COMPANY                            DEBT (c)       EQUIV. (d)       CAP. (e)
--------------------------------------------------------------------------------

Disc Graphics, Inc. - Actual         $ 11,573        $    22         $   17,621

Disc Graphics, Inc. - Adjusted         11,573             22             21,594

AEP Industries, Inc.                  252,225          3,459            529,418

Bemis Company, Inc.                   551,685         48,685          3,299,380

Caraustar Industries, Inc.            513,045         86,502            719,328

Chesapeake Corporation                501,700         25,400            789,347

Gibraltar Packaging Group, Inc.        19,187             93             27,009

Graphic Packaging Int'l Corp.         519,516          4,982            789,307

Packaging Dynamics Corp.               78,690          2,191            138,127

Rock Tenn Company                     484,222          4,255          1,045,911

--------------------------------------------------------------------------------
Averages (g):
--------------------------------------------------------------------------------


------------------------------------
(a)  Total shares outstanding as of latest SEC filing.
(b)  Market value equals current stock price times total shares outstanding.
(c) Total debt equals long-term debt (including capitalized leases), current maturities and other short-term borrowings.
(d)  Includes cash, restricted cash and short-term, marketable securities.
(e) Total market capitalization (enterprise value) equals market value plus total debt plus preferred stock and minority interest less cash.
(f)  Total debt plus total common equity at book value.
(h) Excludes Disc Graphics, Inc.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

COMPARABLE COMPANY ANALYSIS
================================================================================

MARKET AND BOOK VALUE STATISTICS (cont'd)
(data in thousands, except per share amounts)

                                                BOOK VALUE STATISTICS
                                 -----------------------------------------------
                                     COMMON          TOTAL CAP.
                                   EQUITY AT           AT BOOK       TOTAL DEBT/
COMPANY                            BOOK VALUE         VALUE (f)       TOTAL CAP.
--------------------------------------------------------------------------------

Disc Graphics, Inc. - Actual           $  8,692        $   20,265         57.1%

Disc Graphics, Inc. - Adjusted            8,692            20,265         57.1%

AEP Industries, Inc.                     70,056           322,281         78.3%

Bemis Company, Inc.                     943,786         1,495,471         36.9%

Caraustar Industries, Inc.              281,305           794,350         64.6%

Chesapeake Corporation                  464,900           966,600         51.9%

Gibraltar Packaging Group, Inc.           6,234            25,421         75.5%

Graphic Packaging Int'l Corp.           316,811           836,327         62.1%

Packaging Dynamics Corp.                 47,740           126,430         62.2%

Rock Tenn Company                       427,495           911,717         53.1%

--------------------------------------------------------------------------------
Averages (g):                                                             60.6%
--------------------------------------------------------------------------------


------------------------------------
(a)  Total shares outstanding as of latest SEC filing.
(b)  Market value equals current stock price times total shares outstanding.
(c) Total debt equals long-term debt (including capitalized leases), current maturities and other short-term borrowings.
(d)  Includes cash, restricted cash and short-term, marketable securities.
(e) Total market capitalization (enterprise value) equals market value plus total debt plus preferred stock and minority interest less cash.
(f)  Total debt plus total common equity at book value.
(h) Excludes Disc Graphics, Inc.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

COMPARABLE COMPANY ANALYSIS
================================================================================

MARKET MULTIPLES

                                           LATEST TWELVE MONTHS
                                       ------------------------------
COMPANY                                    EPS               P/E
--------------------------------------------------------------------------

Disc Graphics, Inc. - Actual              $ 0.17            6.3x17

Disc Graphics, Inc. - Adjusted              0.17            10.5x

AEP Industries, Inc.                        0.18           195.4x

Bemis Company, Inc.                         2.88            18.3x

Caraustar Industries, Inc.                 (0.13)            NM

Chesapeake Corporation                      1.29            16.1x

Gibraltar Packaging Group, Inc.             0.66            2.4x

Graphic Packaging Int'l Corp.               0.02           354.3x

Packaging Dynamics Corp.                    0.34            19.1x

Rock-Tenn Company                           1.64            10.1x

--------------------------------------------------------------------------
Averages (a):                                               13.2x    (b)
--------------------------------------------------------------------------


------------------------------------
(a)  Excludes Disc Graphics, Inc.
(b)  Excludes AEP Industries and Graphic Packaging International Corporation.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

COMPARABLE COMPANY ANALYSIS
================================================================================

MARKET MULTIPLES

                                                 TOTAL MARKET CAP./LTM
                                     -----------------------------------------------
COMPANY                                 REVENUES           EBIT           EBITDA
------------------------------------------------------------------------------------

Disc Graphics, Inc. - Actual              0.4x             6.6x            3.3x

Disc Graphics, Inc. - Adjusted            0.4x             8.0x            4.1x

AEP Industries, Inc.                      0.8x            21.2x            9.9x

Bemis Company, Inc.                       1.5x            12.2x            8.4x

Caraustar Industries, Inc.                0.8x            22.5x            7.6x

Chesapeake Corporation                    1.0x            14.5x            6.6x

Gibraltar Packaging Group, Inc.           0.4x             6.3x            4.2x

Graphic Packaging Int'l Corp.             0.7x            12.3x            5.9x

Packaging Dynamics Corp.                  0.6x             9.5x            6.0x

Rock-Tenn Company                         0.7x             9.4x            5.6x

------------------------------------------------------------------------------------
Averages (a):                             0.8x            13.5x            6.2x
------------------------------------------------------------------------------------


------------------------------------
(a)  Excludes Disc Graphics, Inc.
(b)  Excludes AEP Industries and Graphic Packaging International Corporation.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

COMPARABLE COMPANY ANALYSIS
================================================================================

MARKET MULTIPLES (cont'd)

                                     MKT. VALUE/         EQUITY         ASSET
COMPANY                              BOOK VALUE           BETA          BETA
--------------------------------------------------------------------------------

Disc Graphics, Inc. - Actual            0.7x                 0.35          0.12

Disc Graphics, Inc. - Adjusted          1.2x                 0.35          0.16

AEP Industries, Inc.                    4.0x                 0.47          0.25

Bemis Company, Inc.                     3.0x                 0.93          0.78

Caraustar Industries, Inc.              1.0x                 0.99          0.36

Chesapeake Corporation                  0.7x                 0.86          0.33

Gibraltar Packaging Group, Inc.         1.3x                  N/A           N/A

Graphic Packaging Int'l Corp.           0.9x                 0.65          0.23

Packaging Dynamics Corp.                1.3x                  N/A           N/A

Rock-Tenn Company                       1.3x                 1.33          0.72

--------------------------------------------------------------------------------
Averages (a):                           1.7x                 0.87          0.44
--------------------------------------------------------------------------------

------------------------------------
(a)  Excludes Disc Graphics, Inc.
(b)  Excludes AEP Industries and Graphic Packaging International Corporation.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

EXHIBIT B
COMPARABLE TRANSACTION ANALYSIS

COMPARABLE TRANSACTION ANALYSIS
================================================================================

   ANNOUNCED    EFFECTIVE
      DATE         DATE                      ACQUIROR                        TARGET
-------------------------------------------------------------------------------------------------------------------
   3/26/02        5/31/02      Enhanced Packaging Technologies    Liqui-Box Corporation
   3/18/02         7/1/02      Alcoa, Inc.                        Ivex Packaging Corporation
    7/6/01        9/10/01      Bemis Company                      Duralam, Inc.
   6/18/01        7/16/01      Pliant Corporation                 Uniplast Holdings, Inc.
   10/16/00       12/1/00      Pechiney SA                        JPS Packaging Company
   6/30/00         8/1/00      Bemis Company                      Arrow Industries-Flexible Packaging
   4/24/00        7/11/00      Westvaco Corporation               IMPAC Group, Inc.
    3/9/00        3/14/00      Chesapeake Corporation             Green Printing Company, Inc.
   2/17/00         4/3/00      International Paper Company        Shorewood Packaging Corporation
   7/26/99         9/3/99      Sonoco Products Company            Graphic Packaging Corporation-Flexible Packaging
   11/18/98       4/23/99      Foilmark, Inc.                     Holopak Technologies, Inc.

                                                                LATEST TWELVE MONTH
      PURCHASE                                                               FINANCIAL DATA OF TARGET
        PRICE          EQUITY          NET DEBT            TOTAL         -----------------------------------
      PER SHARE         VALUE         ASSUMED (a)      CONSIDERATION       REVENUES           EBIT
------------------------------------------------------------------------------------------------------------
          $ 67.00        $333,000         $ (9,741)        $ 323,259         $ 145,219         $22,830
            21.50         443,414          330,006           773,420           642,948          63,849  (c)
               NM              NM               NM            69,000  (e)       55,000  (e)         NM
               NM          16,800 (f)       40,000  (f)       56,800  (f)           NM              NM
             7.86          43,686           (1,398)           42,288            85,208          (1,046)
               NM              NM               NM                NM            33,000  (h)         NM
               NM         206,000 (i)      294,000  (i)      500,000  (i)      319,257          30,975
               NM              NM               NM                NM            25,000  (j)         NM
            21.00         574,539          284,497           859,036           591,674          57,383  (k)
               NM              NM               NM           105,000  (m)      120,000  (m)         NM
             5.58          19,815           (1,255)           18,560            35,756            (566)



    LATEST TWELVE MONTH FINANCIAL
            DATA OF TARGET
   --------------------------------
EBITDA      NET INCOME      CFFO (b)
-----------------------------------
$ 30,169         $ 13,463         $ 20,802
 103,511 (c)       25,553  (d)      65,215   (d)
      NM               NM               NM
      NM               NM               NM
   4,298           (1,681) (g)       3,663   (g)
      NM               NM               NM
  54,125            4,314           27,464
      NM               NM               NM
  85,239 (k)       27,794  (l)      55,650   (l)
      NM               NM               NM
   1,927             (475)           2,019


-------------------------------------------------------------------------
(a)  Represents total debt less cash and cash equivalents.
(b)  CFFO is equal to net income plus depreciation and amortization.
(c)  Excludes restructuring charges of $2.6 million.
(d) Excludes restructuring charges of $2.6 million, income from joint venture of $1.1 million, loss on Puerto Rico joint venture of $2.2 million, and gain on sale of $5.0 million.
(e)  As reported in Bemis Company press release dated July 6, 2001.
(f)  As reported in Pliant Corporation SEC filing Form 10-Q filed August 13,
     2001.
(g)  Excludes gain on disposal of $0.4 million.
(h)  As reported in Bemis Company press release dated June 30, 2000.
(i)  As reported in Westvaco Corporation press release dated April 24, 2000.
(j)  As reported in Chesapeake Corporation press release dated March 9, 2000.
(k)  Excludes write-down of equipment of $3.5 million.
(l) Excludes write-down of equipment of $3.5 million, gain on sale of minority interest of $7.6 million, expenses incurred in responding to an unsolicited acquisition proposal of $4.8 million, and cumulative effect from accounting change of $3.0 million.
(m) Approximation as reported in Sonoco Products Company press release dated September 3, 1999.


--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

COMPARABLE TRANSACTION ANALYSIS
================================================================================

                                                                    TOTAL CONSIDERATION TO   CONSIDERATION TO
                                                                  -------------------------------------------
              ACQUIROR                              TARGET          REVENUES         EBIT         EBITDA
---------------------------------------------------------------------------------------------------------------
Enhanced Packaging
  Technologies             Liqui-Box Corporation                      2.2 x          14.2 x        10.7 x
Alcoa, Inc.                Ivex Packaging Corporation                 1.2 x          12.1 x         7.5 x
Bemis Company              Duralam, Inc.                              1.3 x           N/A           N/A
Pliant Corporation         Uniplast Holdings, Inc.                    N/A             N/A           N/A
Pechiney SA                JPS Packaging Company                      0.5 x           N/A           9.8 x
Bemis Company              Arrow Industries-Flexible
                            Packaging                                 N/A             N/A           N/A
Westvaco Corporation       IMPAC Group, Inc.                          1.6 x          16.1 x         9.2 x
Chesapeake Corporation     Green Printing Company, Inc.               N/A             N/A           N/A
International Paper
  Company                  Shorewood Packaging Corporation            1.5 x          15.0 x        10.1 x
Sonoco Products Company    Graphic Packaging Corporation-Flexible
                            Packaging                                 0.9 x           N/A           N/A
Foilmark, Inc.             Holopak Technologies, Inc.                 0.5 x           N/A           9.6 x
                           ------------------------------------------------------------------------------------
                           Averages:                                  1.2 x          14.3 x         9.5 x
                           ------------------------------------------------------------------------------------


                                                                        EQUITY VALUE TO
                                                                  ---------------------------
              ACQUIROR                              TARGET        NET INCOME           CFFO
-----------------------------------------------------------------------------------------------
Enhanced Packaging
  Technologies             Liqui-Box Corporation                     24.7 x            16.0 x
Alcoa, Inc.                Ivex Packaging Corporation                17.4 x             6.8 x
Bemis Company              Duralam, Inc.                              N/A               N/A
Pliant Corporation         Uniplast Holdings, Inc.                    N/A               N/A
Pechiney SA                JPS Packaging Company
Bemis Company              Arrow Industries-Flexible                  N/A              11.9 x
                            Packaging                                 N/A               N/A
Westvaco Corporation       IMPAC Group, Inc.
Chesapeake Corporation     Green Printing Company, Inc.              47.8 x             7.5 x
International Paper
  Company                  Shorewood Packaging Corporation            N/A               N/A
Sonoco Products Company    Graphic Packaging Corporation-Flexible    20.7 x            10.3 x
                            Packaging                                 N/A               N/A
Foilmark, Inc.             Holopak Technologies, Inc.                 N/A               9.8 x
                           --------------------------------------------------------------------
                           Averages:                                 27.6 x            10.4 x
                           --------------------------------------------------------------------


                                                                         PREMIUM TO TARGET STOCK PRICE
                                                                  -------------------------------------------
              ACQUIROR                              TARGET          1 DAY            1 WEEK          4 WEEKS
-------------------------------------------------------------------------------------------------------------
Enhanced Packaging
  Technologies             Liqui-Box Corporation                     33.7%            33.3%            34.5%
Alcoa, Inc.                Ivex Packaging Corporation                 0.0%            -6.2%             0.0%
Bemis Company              Duralam, Inc.                               N/A              N/A              N/A
Pliant Corporation         Uniplast Holdings, Inc.                     N/A              N/A              N/A
Pechiney SA                JPS Packaging Company
Bemis Company              Arrow Industries-Flexible                 31.0%            46.2%           141.8%
                            Packaging                                  N/A              N/A              N/A
Westvaco Corporation       IMPAC Group, Inc.
Chesapeake Corporation     Green Printing Company, Inc.                N/A              N/A              N/A
International Paper
  Company                  Shorewood Packaging Corporation             N/A              N/A              N/A
Sonoco Products Company    Graphic Packaging Corporation-Flexible    11.3%            12.4%            20.4%
                            Packaging                                  N/A              N/A              N/A
Foilmark, Inc.             Holopak Technologies, Inc.               112.7%           155.2%           213.4%
                           ----------------------------------------------------------------------------------
                           Averages:                                 37.7%            48.2%            82.0%
                           ----------------------------------------------------------------------------------



-------------------------------------------------------------------------
(a)  Represents total debt less cash and cash equivalents.
(b)  CFFO is equal to net income plus depreciation and amortization.
(c)  Excludes restructuring charges of $2.6 million.
(d) Excludes restructuring charges of $2.6 million, income from joint venture of $1.1 million, loss on Puerto Rico joint venture of $2.2 million, and gain on sale of $5.0 million.
(e)  As reported in Bemis Company press release dated July 6, 2001.
(f)  As reported in Pliant Corporation SEC filing Form 10-Q filed August 13,
     2001.
(g)  Excludes gain on disposal of $0.4 million.
(h)  As reported in Bemis Company press release dated June 30, 2000.
(i)  As reported in Westvaco Corporation press release dated April 24, 2000.
(j)  As reported in Chesapeake Corporation press release dated March 9, 2000.
(k)  Excludes write-down of equipment of $3.5 million.
(l) Excludes write-down of equipment of $3.5 million, gain on sale of minority interest of $7.6 million, expenses incurred in responding to an unsolicited acquisition proposal of $4.8 million, and cumulative effect from accounting change of $3.0 million.
(m) Approximation as reported in Sonoco Products Company press release dated September 3, 1999.



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

EXHIBIT C
PROJECTIONS

MANAGEMENT'S CASE
================================================================================


($ in thousands)                            2002                    2003                   2004
                                     ----------------       -----------------      -----------------

Revenue                              $47,940    -9.0%        $50,337     5.0%        $52,854     5.0%
Cost of Goods Sold                    37,462    78.1%         40,214    79.9%         42,690    80.8%
                                     -------                 -------                 -------
Gross Profit                          10,478    21.9%         10,123    20.1%         10,164    19.2%

Operating Expenses:
     Selling Expense                   4,538     9.5%          4,834     9.6%          5,104     9.7%
     General & Administrative          3,793     7.9%          3,936     7.8%          4,048     7.7%
                                     -------                 -------                 -------
     Total Operating Expenses          8,331    17.4%          8,770    17.4%          9,152    17.3%
                                     -------                 -------                 -------

Operating Income                       2,147     4.5%          1,353     2.7%          1,012     1.9%
Interest Expense                       1,210     2.5%            840     1.7%            720     1.4%
                                     -------                 -------                 -------
Income Before Taxes                      937     2.0%            513     1.0%            292     0.6%
Taxes                                    356     0.7%            195     0.4%            111     0.2%
                                     -------                 -------                 -------
Net Income                           $   581     1.2%        $   317     0.6%        $   181     0.3%
                                     =======                 =======                 =======

Operating Income                     $ 2,147     4.5%        $ 1,353     2.7%        $ 1,012     1.9%
     Depreciation & Amortization       2,494     5.2%          2,578     5.1%          2,609     4.9%
                                     -------                 -------                 -------
EBITDA                                 4,641     9.7%          3,931     7.8%          3,621     6.9%
     Capital expenditure               1,500                   1,500                   1,500
                                     -------                 -------                 -------
EBITDA less capex                      3,141                   2,431                   2,121



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

GOAL CASE
================================================================================

($ in thousands)                               2002               2003                 2004
                                       ----------------    ----------------     -----------------

Revenue                                $47,940    -9.0%    $52,734    10.0%     $58,007     10.0%
                                       -------             -------              -------
Cost of Goods Sold                      37,462    78.1%     41,208    78.1%      45,329     78.1%
                                       -------             -------              -------
Gross Profit                            10,478    21.9%     11,526    21.9%      12,678     21.9%

Operating Expenses:
     Selling Expense                     4,538     9.5%      4,992     9.5%       5,491      9.5%
     General & Administrative            3,793     7.9%      3,936     7.5%       4,048      7.0%
                                       -------             -------              -------
     Total Operating Expenses            8,331    17.4%      8,928    16.9%       9,539     16.4%

Operating Income                         2,147     4.5%      2,598     4.9%       3,139      5.4%
Interest Expense                         1,210     2.5%        840     1.6%         720      1.2%
                                       -------             -------              -------
Income Before Taxes                        937     2.0%      1,758     3.3%       2,419      4.2%
Taxes                                      356     0.7%        668     1.3%         919      1.6%
                                       -------             -------              -------
Net Income                             $   581     1.2%    $   317     0.6%     $ 1,500      2.6%
                                       =======             =======              =======

Operating Income                       $ 2,147     4.5%    $ 2,598     4.9%     $ 3,139      5.4%
     Depreciation & Amortization         2,494     5.2%      2,578     4.9%       2,609      4.5%
                                       -------             -------              -------
EBITDA                                   4,641     9.7%      5,176     9.8%       5,748      9.9%
     Capital expenditure                 1,500               1,500                1,500
                                       -------             -------              -------
EBITDA less capex                        3,141               3,676                4,248



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

EXHIBIT D
PREMIUMS PAID ANALYSIS

PREMIUMS PAID ANALYSIS
================================================================================


     TRANSACTION DATE                                                                                 TARGET
----------------------------                                                                          SHARES
 ANNOUNCED      EFFECTIVE     TARGET NAME                           ACQUIROR NAME                   OUTSTANDING
------------------------------------------------------------------------------------------------------------------
    05/16/02        Pending   Balanced Care Corp                    IPC Advisors SARL                  34,172,847
    03/08/02       04/16/02   Hawker Pacific Aerospace              Lufthansa Technik AG               10,160,675
    03/04/02       06/28/02   FTD.com Inc                           IOS Brands Corp                    12,300,235
    02/22/02        Pending   United Park City Mines Co             Investor Group                      3,249,411
    02/22/02       05/20/02   CBNY Investment Services Corp         Investor Group                      1,060,000
    02/19/02       04/11/02   Travelocity.com Inc                   Sabre Holdings Corp                49,921,738
    02/15/02       06/03/02   NRG Energy Inc                        Xcel Energy Inc                   198,535,484
    02/13/02       05/31/02   Deltek Systems Inc                    Investor Group                     15,364,562
    02/04/02       03/21/02   Intimate Brands Inc                   Limited Inc                       491,473,751
    01/11/02       07/22/02   Market America Inc                    Investor Group                     19,420,000
    11/16/01       03/29/02   Sun Community Bancorp Ltd             Capitol Bancorp Ltd                 6,235,312
    11/16/01       03/04/02   Ugly Duckling Corp                    Investor Group                     12,274,000
    10/15/01       03/15/02   IIC Industries Inc                    CP Holdings Ltd                     5,693,472
    10/12/01       03/15/02   Liberty Digital Inc                   Liberty Media Corp                205,192,016
    10/10/01       11/27/01   TD Waterhouse Group Inc               Toronto Dominion Bank             378,341,750
    10/05/01       11/20/01   Zengine Inc                           MSCi Inc                           14,614,519
    10/01/01       02/13/02   NCH Corp                              Investor Group                      5,307,830
    09/21/01       11/07/01   Prodigy Communications Corp           SBC Communications Inc             70,480,750
    09/18/01       01/14/02   Organic Inc                           Investor Group                     88,889,707
    09/13/01       12/28/01   Luminent Inc                          MRV Communications Inc            156,000,000
    08/22/01       10/12/01   Homeservices.com Inc                  MidAmerican Energy Holdings Co      8,722,942
    08/01/01       01/18/02   National Home Centers Inc             Investor Group                      7,142,251
    07/16/01       08/31/01   Peapod Inc                            Koninklijke Ahold NV               18,029,542
    07/03/01       12/31/01   Electronic Retailing Systems Intl     Investor Group                     21,345,383
    06/04/01       11/13/01   Cobalt Group Inc                      Warburg Pincus Equity Partners     20,627,685
    06/04/01       08/03/01   Entertainment Digital Network         Visual Data Corp                   23,956,980
    05/23/01       09/28/01   Unigraphics Solutions Inc             Electronic Data Systems Corp       36,331,007
    05/22/01       12/21/01   Quizno's Corp                         Investor Group                      2,337,439
    05/07/01       12/20/01   BancWest Corp                         BNP Paribas SA                     85,759,123
    04/27/01       07/26/02   Pierre Foods Inc                      Investor Group                      5,781,480
    04/02/01       08/08/01   Milestone Properties Inc              Concord Assets Group Inc            4,943,633
    03/26/01       08/21/01   CSFBdirect                            Credit Suisse First Boston        109,152,000
    03/23/01       08/31/01   PJ America Inc                        Investor Group                      4,323,648
    02/15/01       09/28/01   Westfield America Inc                 Westfield America Trust            73,354,863
    02/05/01       07/19/01   Firecom Inc                           Investor Group                     10,743,398
    01/25/01       06/20/01   Sodexho Marriott Services Inc         Sodexho Alliance SA                63,610,236
    01/19/01       10/02/01   Hahn Automotive Warehouse Inc         Investor Group                      4,745,014
    01/16/01       12/01/01   Leslie Fay Co Inc                     Investor Group                      5,081,138



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

================================================================================

                                            STOCK PRICE BEFORE ANNOUNCEMENT
                                 -------------------------------------------------------
   TARGET          TRANSACTION                                                 52 WK.
  MARKET CAP.         PRICE         1 DAY          WEEK        4 WEEKS          HIGH
----------------------------------------------------------------------------------------
$    3,417,285        $ 0.250       $ 0.100       $ 0.090       $ 0.100        $ 0.350
    32,209,340          3.250         3.170         3.150         2.590          4.000
   110,702,115          3.346         9.000         8.740         7.790          9.000
    61,738,809         25.000        19.000        19.000        19.000         20.500
    10,653,000         10.150        10.050         8.950        10.050         11.000
   958,497,370         28.000        19.200        19.960        22.860         37.900
 1,985,354,840         12.860        10.000         9.600        13.270         36.400
    92,801,954          7.150         6.040         5.560         5.040          7.120
 8,797,380,143         19.723        17.900        16.720        15.810         18.250
   146,621,000          8.000         7.550         7.450         7.450          7.550
    62,353,120         10.550        10.000        10.490        10.550         11.300
    30,562,260          3.530         2.490         2.470         2.420          5.500
    71,168,400         10.500        12.500        12.500        13.000         16.500
   601,212,607          3.225         2.930         3.130         4.490         13.750
 2,345,718,850          9.500         6.200         6.370         7.150         17.938
    56,265,898          3.800         3.850         3.680         3.850         13.563
   208,013,858         52.500        39.190        39.300        44.200         56.280
   248,092,240          6.600         3.520         5.250         5.800          7.250
    25,778,015          0.330         0.290         0.280         0.400          5.094
   210,600,000          1.256         1.350         1.200         2.700         12.250
   106,856,040         17.000        12.250        12.100        10.250         13.200
     7,927,899          1.400         1.110         1.110         1.050          1.719
    22,536,928          2.150         1.250         1.220         1.130          3.313
     2,988,354          0.260         0.140         0.140         0.170          1.156
    40,223,986          3.500         1.950         1.900         2.050          7.813
     5,510,105          0.163         0.230         0.230         0.240          0.650
   772,033,899         32.500        21.250        19.250        17.980         24.563
    17,297,049          8.500         7.400         7.300         7.120          8.000
 2,142,262,893         35.000        24.980        24.950        23.920         27.250
     7,169,035          2.500         1.240         1.460         1.188          3.625
     9,269,312          2.650         1.875         1.875         1.875          4.125
   272,880,000          6.000         2.500         2.970         3.450         15.063
    28,644,168          8.750         6.625         5.750         6.500         13.188
 1,059,977,770         16.250        14.450        14.550        14.188         15.438
     6,768,341          0.800         0.630         0.625         0.440          1.050
 1,582,304,621         32.000        24.875        25.188        21.375         25.688
     8,896,901          3.000         1.875         2.063         1.406          5.625
    14,290,701          5.000         2.813         2.750         3.125          6.750


                  PREMIUM PAID
---------------------------------------------------
                                            52 WK.
   1 DAY         WEEK        4 WEEKS         HIGH
---------------------------------------------------
   150.0%        177.8%       150.0%        -28.6%
     2.5%          3.2%        25.5%        -18.8%
   -62.8%        -61.7%       -57.0%        -62.8%
    31.6%         31.6%        31.6%         22.0%
     1.0%         13.4%         1.0%         -7.7%
    45.8%         40.3%        22.5%        -26.1%
    28.6%         34.0%        -3.1%        -64.7%
    18.4%         28.6%        41.9%          0.4%
    10.2%         18.0%        24.8%          8.1%
     6.0%          7.4%         7.4%          6.0%
     5.5%          0.6%         0.0%         -6.6%
    41.8%         42.9%        45.9%        -35.8%
   -16.0%        -16.0%       -19.2%        -36.4%
    10.1%          3.0%       -28.2%        -76.5%
    53.2%         49.1%        32.9%        -47.0%
    -1.3%          3.3%        -1.3%        -72.0%
    34.0%         33.6%        18.8%         -6.7%
    87.5%         25.7%        13.8%         -9.0%
    13.8%         17.9%       -17.5%        -93.5%
    -7.0%          4.7%       -53.5%        -89.7%
    38.8%         40.5%        65.9%         28.8%
    26.1%         26.1%        33.3%        -18.5%
    72.0%         76.2%        90.3%        -35.1%
    85.7%         85.7%        52.9%        -77.5%
    79.5%         84.2%        70.7%        -55.2%
   -29.1%        -29.1%       -32.1%        -74.9%
    52.9%         68.8%        80.8%         32.3%
    14.9%         16.4%        19.4%          6.3%
    40.1%         40.3%        46.3%         28.4%
   101.6%         71.2%       110.5%        -31.0%
    41.3%         41.3%        41.3%        -35.8%
   140.0%        102.0%        73.9%        -60.2%
    32.1%         52.2%        34.6%        -33.6%
    12.5%         11.7%        14.5%          5.3%
    27.0%         28.0%        81.8%        -23.8%
    28.6%         27.0%        49.7%         24.6%
    60.0%         45.5%       113.3%        -46.7%
    77.8%         81.8%        60.0%        -25.9%



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

PREMIUMS PAID ANALYSIS
================================================================================

     TRANSACTION DATE                                                                                   TARGET
----------------------------                                                                            SHARES
 ANNOUNCED      EFFECTIVE     TARGET NAME                           ACQUIROR NAME                     OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
    12/29/00       07/02/01   Berlitz International Inc             Benesse Corp                          9,546,536
    12/20/00       04/12/01   Vitaminshoppe.com Inc                 Vitamin Shoppe Industries Inc        20,359,074
    12/14/00       08/31/01   NPC International Inc                 Investor Group                       21,834,737
    10/31/00       02/21/01   Infinity Broadcasting Corp            Viacom Inc                        1,089,103,478
    10/27/00       04/29/01   Neutral Posture Ergonomics Inc        Investor Group                        3,308,800
    10/27/00       03/16/01   Azurix Corp                           Enron Corp                          117,333,765
    10/25/00       07/31/01   Uno Restaurant Corp                   Investor Group                       10,930,894
    10/25/00       12/22/00   pcOrder.com                           Trilogy Software Inc                 16,883,989
    10/18/00       01/03/01   AXA Financial Inc                     AXA Group                           433,353,108
    10/17/00       11/29/00   Trex Medical Corp                     Thermo Electron Corp                 31,948,597
    09/21/00       03/09/01   Hertz Corp                            Ford Motor Co                       107,463,528
    09/07/00       04/26/01   Delhaize America Inc                  Etablissements Delhaize Freres       18,110,897
    09/01/00       11/08/00   Minolta-QMS Inc                       Minolta Investments Co               13,266,131
    08/28/00       09/27/00   800-JR Cigar Inc                      Investor Group                       11,862,299
    07/20/00       11/16/00   JLK Direct Distribution Inc           Kennametal Inc                       24,510,410
    06/22/00       06/21/01   American Educational Products         GC Associates Holding Corp            1,084,270
    05/04/00       12/31/00   Petroglyph Energy Inc                 Intermountain Industries              6,458,333
    04/24/00       07/17/00   Cherry Corp                           Investor Group                       10,041,950
    03/27/00       06/27/00   Hartford Life                         Hartford Fin Svcs Group Inc         139,934,517
    03/23/00       05/14/01   Harmony Holdings Inc                  iNTELEFILM Corp                       7,506,660
    03/23/00       06/08/00   Homestead Village Inc                 Security Capital Group Inc          120,031,477
    03/21/00       04/20/00   Travelers Property Casualty           Citigroup Inc                       385,151,552
    03/17/00       09/15/00   Vastar Resources Inc                  BP Amoco PLC                         97,645,490
    01/31/00       06/30/00   Thermedics Inc.                       Thermo Electron Corp                 41,938,150
    01/31/00       06/30/00   Thermo Instrument Systems Inc         Thermo Electron Corp                119,241,067
    01/31/00       06/28/00   Sunrise International Leasing Corp    King Management Corp                  6,636,253
    01/31/00       05/12/00   Thermo Optek Corp                     Thermo Instrument Systems Inc        51,092,456
    01/31/00       05/12/00   ThermoQuest Corp                      Thermo Instrument Systems Inc        50,563,080
    01/31/00       04/28/00   Metrika Systems Corp                  Thermo Instrument Systems Inc         7,418,128
    01/31/00       04/14/00   Thermo BioAnalysis                    Thermo Instrument Systems Inc        20,627,761
    01/31/00       04/13/00   ONIX Systems Inc                      Thermo Instrument Systems Inc        14,357,524
    01/31/00       04/07/00   Thermedics Detection Inc              Thermedics                           19,316,684
    01/31/00       03/31/00   Thermo Sentron Inc                    Thermedics                            9,435,651
    01/19/00       03/27/00   Trigen Energy Corp                    Elyo                                 12,407,102
    01/18/00       04/19/00   Conning Corp                          Metropolitan Life Insurance Co       13,753,539
-------------------------------------------------------------------------------------------------------------------
Mean
Median
===================================================================================================================



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

================================================================================

                                               STOCK PRICE BEFORE ANNOUNCEMENT
                                 -------------------------------------------------------
    TARGET          TRANSACTION                                                 52 WK.
  MARKET CAP.         PRICE         1 DAY          WEEK        4 WEEKS          HIGH
-----------------------------------------------------------------------------------------
    76,372,288         16.500         8.000         8.125         7.750         18.500
     6,362,211          1.000         0.313         0.469         0.531         11.625
   226,535,396         11.550        10.375        10.813         8.750         14.938
33,217,656,079         32.893        30.500        31.250        31.875         40.875
     4,291,183          1.720         1.297         1.188         1.219          2.250
   418,001,538          8.375         3.563         3.563         3.582         14.063
    79,932,162          9.750         7.313         6.063         6.813         12.563
    58,038,712          6.375         3.438         3.063         4.094         71.000
21,938,501,093         54.630        50.625        51.750        50.188         52.500
    33,945,384          2.150         1.063         1.063         1.313          4.938
 2,605,990,554         35.500        24.250        24.875        31.688         50.813
   288,651,476         18.415        15.938        15.000        15.438         25.688
    39,798,393          6.000         3.000         3.000         3.063          4.438
   127,519,714         13.000        10.750        10.938        11.000         11.000
   143,998,659          8.750         5.875         4.500         5.188         11.625
     9,893,964         10.000         9.125         9.500         8.813         12.875
    12,916,666          2.850         2.000         1.375         1.625          3.938
   130,545,350         26.400        13.000        12.625        15.500         24.000
 5,956,032,847         50.500        42.563        36.000        35.250         55.000
     1,351,199          0.286         0.180         0.260         0.195          1.094
   330,086,562          4.100         2.750         2.625         2.063          4.375
12,974,985,484         41.950        33.688        30.063        31.063         41.313
 6,975,598,515         83.000        71.438        61.500        49.000         71.438
   256,871,169         10.800         6.125         5.813         5.313          9.625
 1,915,369,259         20.400        16.063        15.313        11.125         17.063
    36,499,392          5.250         5.500         5.688         5.188          5.813
   740,840,612         15.000        14.500        15.813        10.625         15.813
   632,038,500         17.000        12.500        11.563        10.500         16.250
    71,399,482          9.000         9.625         9.000         6.125          9.625
   381,613,579         28.000        18.500        18.000        18.250         26.063
   125,628,335          9.000         8.750         7.750         6.500          8.750
   153,326,179          8.000         7.938         7.938         7.000         10.625
   136,231,929         15.500        14.438        14.500        14.500         15.500
   210,920,734         23.500        17.000        17.000        17.813         23.938
   131,518,217         12.500         9.563         9.375         8.281         19.125
------------------------------------------------------------------------------------------
Mean
Median
==========================================================================================


                     PREMIUM PAID
 ----------------------------------------------------
                                              52 WK.
    1 DAY         WEEK        4 WEEKS         HIGH
-----------------------------------------------------
    106.3%        103.1%       112.9%        -10.8%
    220.0%        113.3%        88.2%        -91.4%
     11.3%          6.8%        32.0%        -22.7%
      7.8%          5.3%         3.2%        -19.5%
     32.6%         44.8%        41.1%        -23.6%
    135.1%        135.1%       133.8%        -40.4%
     33.3%         60.8%        43.1%        -22.4%
     85.5%        108.2%        55.7%        -91.0%
      7.9%          5.6%         8.9%          4.1%
    102.4%        102.4%        63.8%        -56.5%
     46.4%         42.7%        12.0%        -30.1%
     15.5%         22.8%        19.3%        -28.3%
    100.0%        100.0%        95.9%         35.2%
     20.9%         18.9%        18.2%         18.2%
     48.9%         94.4%        68.7%        -24.7%
      9.6%          5.3%        13.5%        -22.3%
     42.5%        107.3%        75.4%        -27.6%
    103.1%        109.1%        70.3%         10.0%
     18.6%         40.3%        43.3%         -8.2%
     58.9%         10.0%        46.7%        -73.9%
     49.1%         56.2%        98.8%         -6.3%
     24.5%         39.5%        35.0%          1.5%
     16.2%         35.0%        69.4%         16.2%
     76.3%         85.8%       103.3%         12.2%
     27.0%         33.2%        83.4%         19.6%
     -4.5%         -7.7%         1.2%         -9.7%
      3.4%         -5.1%        41.2%         -5.1%
     36.0%         47.0%        61.9%          4.6%
     -6.5%          0.0%        46.9%         -6.5%
     51.4%         55.6%        53.4%          7.4%
      2.9%         16.1%        38.5%          2.9%
      0.8%          0.8%        14.3%        -24.7%
      7.4%          6.9%         6.9%          0.0%
     38.2%         38.2%        31.9%         -1.8%
     30.7%         33.3%        50.9%        -34.6%
--------------------------------------------------------------------------
Mean                         39.9%         41.1%        41.5%        -21.8%
Median                       31.6%         34.0%        41.2%        -22.3%
==========================================================================

--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.

EXHIBIT E
LIQUIDATION ANALYSIS

LIQUIDATION ANALYSIS
================================================================================

                                 BOOK VALUE                             OLV
                                --------------                     --------------
ASSETS

Cash                                 $     22          100.0%           $     22
A/R                                     9,151           85.0%              7,779
Inventory                               1,535           50.0%                767
Prepaid expenses and other                426           50.0%                213
Deferred income taxes                   1,819            0.0%                  -
Fixed assets                           13,128           40.0%              5,251
Goodwill                                  695            0.0%                  -
Security deposits & other                 324           50.0%                162
Investment in joint venture               354           50.0%                177
                                     --------                           --------
Total assets                         $ 27,455                           $ 14,371

LIABILITIES

A/P                                  $  5,102          100.0%           $  5,102
Income taxes payable                       63          100.0%                 63
Debt                                   11,558          100.0%             11,558
Capitalized leases                         15          100.0%                 15
Deferred income taxes                   2,025          100.0%              2,025
                                     --------                           --------
Total liabilities                    $ 18,762                           $ 18,762

TANGIBLE NET WORTH                   $  7,997     LIQUIDATION VALUE     $ (4,391)



--------------------------------------------------------------------------------
RODMAN & RENSHAW, INC.